UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement Schedule 14A Information

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the Securities Exchange Act of 1934 (Amendment No.     )

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ALLERGAN PLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 1, 2019. ALLERGAN PLC You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E66233-P18000 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:March 5, 2019 Meeting Date:May 1, 2019 Meeting Time:8:30 AM Local Time Meeting Location: The Conrad Hotel Earlsfort Terrace Dublin 2, Ireland

Before You Vote How to Access the Proxy Materials How to View Online: following page) and visit: www.proxyvote .com. by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E66234-P18000 Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Proxy Materials Available to VIEW or RECEIVE: NOTICEPROXY STATEMENT2018 ANNUAL REPORT OUR IRISH STATUTORY FINANCIAL STATEMENTS WILL BE AVAILABLE AT WWW.PROXYVOTE.COM ON OR BEFORE APRIL 5, 2019. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 17, 2019 to facilitate timely delivery.

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

   Nominees:

   1a. Nesli Basgoz, M.D.

   1b. Joseph H. Boccuzi

   1c. Christopher W. Bodine

   1d. Adriane M. Brown

   1e. Christopher J. Coughlin

   1f. Carol Anthony (John) Davidson

   1g. Thomas C. Freyman

   1h. Michael E. Greenberg, PhD

   1i. Robert J. Hugin

   1j. Peter J. McDonnell, M.D.

   1k. Brenton L. Saunders

2. To approve, in a non-binding vote, Named Executive Officer compensation.

3. To ratify, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the Company's independent auditor for the fiscal year ending December 31, 2019 and to authorize, in a binding vote, the Board of Directors, acting through its Audit and Compliance Committee, to determine PricewaterhouseCoopers LLP's remuneration.

4. To renew the authority of the directors of the Company (the "Directors") to issue shares.

5a. To renew the authority of the Directors to issue shares for cash without first offering shares to existing shareholders.

5b. To authorize the Directors to allot new shares up to an additional 5% for cash in connection with an acquisition or other capital investment.

The Board of Directors recommends you vote AGAINST the following proposal:

6. To consider a shareholder proposal requiring an independent Board Chairman (immediate change), if properly presented at the meeting.

NOTE: Your proxy may also be voted in accordance with the Board of Directors' recommendations with respect to such other business as may properly come before the Annual Meeting or any adjournment, postponement or continuation thereof.

E66235-P18000

E66236-P18000 Voting Instructions